Exhibit 99.1

 11 | 19 | 2020  ANGIODYNAMICS  Canaccord Genuity2020 Medical Technologies & Diagnostics Forum

 2  Forward-Looking Statement  Notice Regarding Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2020. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income; adjusted earnings per share and free cash flow. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

ANGIODYNAMICS
Strategic Transformation



PURSUIT OF LARGER MARKETS
Active portfolio management enables us to compete in larger, growing markets relying on technology & innovation to produce measurable patient outcomes

FOCUSED RESOURCE DEVELOPMENT
Resource deployment is focused in areas that offer best opportunities for success

PORTFOLIO TRANSFORMATION
Portfolio transformation & strength is driven by R&D, M&A, and Clinical & Regulatory

TOP TALENT
Portfolio combined with talent supports our value more closely to MedTech growth companies

DRIVE VALUE
Product & talent investments generate increased profit and our continuance as a financially solid company

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3

FOCUSED TRANSFORMATION

U.S. Total Addressable Markets

2018

Our strategic initiative to become a growth company begins

$1.3B
0-3% CAGR

2021

Launch of the Auryon System gives us access to the peripheral atherectomy market

$3.2B
2-5% CAGR

2025

New Thrombectomy & NanoKnife System portfolio additions & indications increase market

$7.8B
3-7% CAGR

The planned portfolio additions are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations.

4

INVEST FOR GROWTH

Peripheral Atherectomy

AURYON

Thrombus Management

AngioVac Uni-Fuse+

Irreversible Electroporation

NanoKnife 3.0

Irreversible Electroporation (IRE)



MAINTAIN POSITIONING

Diagnostic Catheters, Guidewires and Kits

Lung Biopsy Safety

Vascular Access Catheters and Accessories

Endovenous Laser Treatment

Radiation Treatment Stabilization Balloons

Microwave & Radiofrequency Tumor Ablation

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5

 PERIPHERAL ATHERECTOMY  11 | 19 | 2020  6

AURYON


Wavelength
Pulse width
Amplitude


2.35 mm
Aspiration and Off-Center capabilities and indicated for Peripheral Atherectomy and In-Stent Restenosis (ISR)
2.0 mm
Aspiration capability and indicated for Peripheral Atherectomy and ISR
1.5 mm
Indicated for Peripheral Atherectomy
0.9 mm
Indicated for Peripheral Atherectomy

Why wavelength matters

Each type of tissue interacts differently with a given wavelength

The Auryon System produces a photon energy of 3.5 eV, which is low enough to be nonreactive to vessel endothelium, but high enough to vaporize calcium.[d, g]

Why pulse width and amplitude matter

Greater amplitude is achieved with shorter pulses, which can deposit energy before thermal diffusion occurs

The Auryon System has a pulse width of 10 to 25 ns, ensuring enough power to target the lesion and spare the vessel.[c]

angiodynamics

c, d, g See appendix for references

7

PERIPHERAL ATHERECTOMY

US Addressable Markets

PRECISE

Protective of vessel wall[c-e]

- Targeted biological reactions to address risk of perforations
- Nonreactive to contrast media
- Built-in aspiration to address risk of embolization†

†Built-in aspiration available with only the 2.0-and 2.35-mm catheters.

ADAPTABLE

Treat all levels of calcification[a-c]

- Indicated for in-stent restenosis*
- Treats above and below the knee (including below the ankle)
- Treat eccentric lesions with 2.35mm

*Only the 2.0- and 2.35-mm catheters are indicated for ISR.

EFFICIENT

Designed for hospital and lab[a-c, f]

- Portable, 110V outlet, low noise, touch screen
- Debulk in fewer passes
- Small footprint, easy storage

2020 Total Addressable Market (TAM)


MECHANICAL
LASER
77%1
23%1
$555M

angiodynamics

a-f See appendix for references

1. Peripheral Vascular Devices Medtech360 Market Analysis US 2017. (2016, December). Millennium Research Group, Inc.

8

 THROMBUS MANAGEMENT  11 | 19 | 2020  9

The AngioVac Difference

The AngioVac System allows for the **continuous aspiration** of embolic material such as fresh, soft thrombi or vegetation from the venous system

Utilizing a self-expanding, nitinol reinforced **funnel tip**

Simultaneously reinfusing the patient's own filtered blood to limit procedural blood loss







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AngioVac Cannula
Saline
AngioVac Circuit
Filter
Waste Collection System
Reinfusion Cannula
Centrifugal Pump Console

10

Individual experience may not be indicative of all procedure results.

                                                                                                                                     THROMBUS MANAGEMENTPlanned Portfolio Additions & U.S. Addressable Markets Expansion  11  PULMONARYEMBOLISM  RIGHT HEART  $3B  DEEP VEIN THROMBOSIS  $77M  $1.3B  $1.6B  2020 TAM  FY 2021  FY 2022  FY 2023  FY 2025  FY 2024  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4  $140M  $700M   Multipurpose Mechanical Aspiration   AngioVac Gen 4  Multipurpose Mechanical Aspiration Gen 2  PE Indication  AngioVac   $3.6B  $1.5B  Plovanic, W. J., & Furlong, C. (2020, June). Inari Medical Biomedical Devices and Services. Canaccord Genuity Capital Markets. Fletcher Spaght, Inc. AngioVac market assessment March 2018, Angiodynamics funded  1  1  2  The planned portfolio additions are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations.

 IRREVERSIBLE ELECTROPORATION  11 | 19 | 2020  12

 13                                  Probe placement  Placement of probes around a target area provides effective treatment coverage a-d  Electrical pulses cause pores to form within the cellular membrane leading to non-thermal cell death a-d  Electrical field  Decellularization  Non-thermal  Revascularization  The NanoKnife System’s unique technology enables physicians to provide localized treatments in locations and at times previously unavailable to them a-d  By preserving those underlying structures the potential for revascularization of treated tissue is maintained a-d  Target tissue undergoes complete decellularization while preserving the underlying structure of blood vessels, nerves, ducts, and tissue a-d  IRREVERSIBLE ELECTROPORATIONNanoKnife  a. Maor E. et al., The effect of irreversible electroporation on blood vessels, Technol. Cancer Res. Treat. 6(4), 307–312 (2007).10.1177/153303460700600407.b. Rubinsky, B., Onik, G., and Mikus, P., Irreversible electroporation: a new ablation modality–clinical implications. Technol. Cancer Res. Treat. 6, 37–48. (2007). doi:10.1177/153303460700600106.c. Onik G., Mikus P., and Rubinsky B., Irreversible electroporation: implications for prostate ablation, Technol. Cancer Res. Treat. 6(4), 295–300(2007).10.1177/153303460700600405.d. Lee EW, Chen C, Prieto VE, Dry SM, Loh CT, Kee ST., Advanced hepatic ablation technique for creating complete cell death: irreversible electroporation. Radiology 255:426–433. (2010). doi: e.1148/radiol.10090337

PANCREAS DIRECT IDE

Technology & Treatment



Stage III Pancreatic Cancer

The pancreas is surrounded by several blood vessels and other critical structures. In stage III pancreatic cancer, most tumors are considered unresectable, or unable to be removed by surgery.



NanoKnife Technology

The NanoKnife System delivers a non-thermal ablation that preserves critical structures while terminating the cells of targeted tissue.

FDA Breakthrough Designation

FDA granted the NanoKnife System breakthrough therapy designation and AngioDynamics launched the DIRECT IDE.



DIRECT IDE Approval

A comprehensive study to provide meaningful clinical information to healthcare professionals and patients and support expanded indications.

angiodynamics

14

IRREVERSIBLE ELECTROPORATION

Market Expansion Opportunities



NanoKnife 3.0

Irreversible Electroporation (IRE)

The NanoKnife System's unique mechanism of action may expand opportunities to provide localized treatment options

Prostate Cancer
174,650 Patients[1]

Kidney Cancer
73,820 Patients[1]

Lung Cancer
228,150 Patients[1]

Liver Cancer
63,780 Patients[1]

2020 U.S. Patients


63,780
174,650
73,820
228,150
540,400

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In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.

1-SEER Cancer Stat Facts. SEER. https://seer.cancer.gov/statfacts/. Accessed November 9, 2020.

15

 First Quarter FY2021 Results (unaudited)  $ in thousands (except per share data)  Q1 FY2021  Q1 FY2020  YOY Change  Revenue Vascular Interventions and Therapies Vascular Access Oncology United States International  $70,21629,85728,10512,25454,10816,108  $66,04228,91323,15913,97052,93713,105  6.3%3.3%21.4%(12.3%)2.2%22.9%  Net LossAdjusted Net Income   ($4,268)$618  ($1,275)$3,174  ($2,993)($2,556)  GAAP EPSNon-GAAP Adjusted EPS  ($0.11)$0.02  ($0.03)$0.08  ($0.08)($0.06)  Gross Margin  50.9%  57.9%  700 bps  Adjusted EBITDA  $4,466  $7,280  ($2,814)  Free Cash Flow  ($7,249)  ($7,925)  $676    Q1 FY2021  Q4 FY2020  Change  Cash  $47,929  $54,435  ($6,506)  Debt  $40,000  $40,000  -  16

ANGIODYNAMICS

Strategic Transformation



PURSUIT OF LARGER MARKETS

Active portfolio management enables us to compete in larger, growing markets relying on technology & innovation to produce measurable patient outcomes

FOCUSED RESOURCE DEVELOPMENT

Resource deployment is focused in areas that offer best opportunities for success

PORTFOLIO TRANSFORMATION

Portfolio transformation & strength is driven by R&D, M&A, and Clinical & Regulatory

TOP TALENT

Portfolio combined with talent supports our value more closely to MedTech growth companies

DRIVE VALUE

Product & talent investments generate increased profit and our continuance as a financially solid company angiodynamics

17

18  **Peripheral Atherectomy References:  a. Rundback J, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Novel laser-based catheter for peripheral atherectomy: 6-month results from the Eximo Medical B-Laser™ IDE study. Catheter Cardiovasc Interv. 2019;1-8. b. Shammas NW, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Acute and 30-day safety and effectiveness evaluation of Eximo Medical’s B-Laser™, a novel atherectomy device, in subjects affected with infrainguinal peripheral arterial disease: Results of the EX-PAD-03 trial. Cardiovas Revasc Med. 2020;21(1):86-92. c. Auryon. Instructions for use. AngioDynamics; 2019. d. Herzog A, Bogdan S, Glikson M, Ishaaya AA, Love C. Selective tissue ablation using laser radiation at 355 nm in lead extraction by a hybrid catheter; a preliminary report. Lasers Surg Med. 2016;48(3):281-287. e. Herzog A, Steinberg I, Gaisenberg E, Nomberg R, Ishaaya AA. A route to laser angioplasty in the presence of fluoroscopy contrast media, using a nanosecond-pulsed 355-nm laser. IEEE J Sel Top Quantum Electron. 2016;22(3):342-347. f. Kuczmik W, Kruszyna L, Stanisic MG, Dzieciuchowicz L, Ziaja K, Zelawski W, et al. Laser atherectomy using the novel B-Laser™ catheter, for the treatment of femoropopliteal lesions: twelve-month results from the EX-PAD-01 study. Not yet published. g. Spectranetics Corporation. CVX-300 Excimer Laser System: Operator’s Manual. Version 28. 2019:1-56.

 AngioVac Cannula Indication for Use: The AngioVac Cannula is indicated for use as a venous drainage cannula and for removal of fresh, soft thrombi or emboli during extracorporeal bypass for up to 6 hours.  |  Contraindications: Contraindicated for patients with severe arterial or venous vascular disease, contraindicated for removal of chronic firmly adherent intravascular material (e.g., atherosclerotic plaque, chronic pulmonary embolism) and for use in the right heart or pulmonary arteries during active cardiopulmonary resuscitation.  |  Refer to Directions for Use and/or User Manual provided with the product for complete Instructions, Warnings, Precautions, Possible Adverse Effects and Contraindications prior to use of the product.  |  AngioVac Circuit Indications for Use: The AngioVac Circuit is indicated for use in procedure requiring extracorporeal circulatory support for period of up to six hours.  |  Contraindications: Refer to the AngioVac Cannula Directions for Use (DFU) for procedure-specific contraindications. Refer to Directions for Use and/or User Manual provided with the product for complete Instructions, Warnings, Precautions, Possible Adverse Effects and Contraindications prior to use of the product.  |  CAUTION: Federal law (USA) restricts this device to sale by or on the order of a physician.  |  Auryon System Indications for Use and Important Risk Information: The AURYON Atherectomy System is indicated for use in the treatment, including atherectomy, of infrainguinal stenoses and occlusions, including in-stent restenosis (ISR).  |  Caution: Federal (USA) law restricts the use of the system by or on the order of a physician. | Refer to Directions for Use and/or User Manual provided with the product for complete Instructions, Warnings, Precautions, Possible Adverse Effects and Contraindications prior to use of the product.  |  NanoKnife System Indications For Use and Important Risk Information US: The NanoKnife System with six outputs is indicated for surgical ablation of soft tissue.  |  CE: The NanoKnife System is a medical device for cell membrane electroporation. Electroporation is a phenomenon that occurs in cell membranes as cells are exposed to an electrical field of sufficiently high intensity. The electric field acts as a physical stimulus, bringing about alterations in cell membranes that result in increased permeability.  |  Contraindications: Ablation procedures using the NanoKnife System are contraindicated in the following cases: • Ablation of lesions in the thoracic area in the presence of implanted cardiac pacemakers or defibrillators • Ablation of lesions in the vicinity of implanted electronic devices or implanted devices with metal parts • Ablation of lesions of the eyes, including the eyelids • Patient history of Epilepsy or Cardiac Arrhythmia • Recent history of Myocardial Infarction  |  Potential Adverse Effects: Adverse effects that may be associated with the use of the NanoKnife System include, but are not limited to, the following: • Arrhythmia • Atrial fibrillation or flutter • Bigeminy • Bradycardia • Heart block or atrioventricular block • Paroxysmal supraventricular tachycardia • Tachycardia o Reflex tachycardia o Ventricular tachycardia • Ventricular fibrillation • Damage to critical anatomical structure (nerve, vessel, and/or duct) • Fistula formation • Hematoma • Hemorrhage • Hemothorax • Infection • Pneumothorax • Reflex Hypertension • Unintended mechanical perforation • Vagal Stimulation, asystole • Venous Thrombosis  | Refer to Directions for Use and/or User Manual provided with the product for complete Instructions, Warnings, Precautions, Possible Adverse Effects and Contraindications. Observe all instructions for use prior to use. Failure to do so may result in patient complications. CAUTION: Federal Law (USA) restricts this device to sale by or on the order of a physician.  |  Uni-Fuse+ Infusion System Indication for Use and Important Risk Information: Indications for Use: The Uni-Fuse+ Infusion System is intended for the administration of fluids, including thrombolytic agents and contrast media, into the peripheral and pulmonary artery vasculature. Contraindications: The Uni-Fuse+ Infusion System is contraindicated for use in the coronary and cerebral vasculature. The Uni-Fuse+ Infusion System is not intended for the infusion of blood or blood products. Refer to the product insert of the therapeutic solution for indications, contraindications, side effects, cautions and warnings. Refer to Directions for Use provided with the product for complete instructions, warnings, precautions, possible adverse effects, and contraindications. CAUTION: Federal (USA) law restricts this device to sale by or on the order of a physician. *AngioDynamics, the AngioDynamics logo, AngioVac, the AngioVac logo, Auryon, the Auryon logo, NanoKnife, the NanoKnife logo, UniFuse+, and the UniFuse+ logo are trademarks and/or registered trademarks of AngioDynamics, Inc., an affiliate or subsidiary. ©2020 AngioDynamics, Inc. US/NA/PR/540 Rev 01 11/2020  19